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                                                                    EXHIBIT 21.1


SUBSIDIARIES OF THE REGISTRANT

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                                                                                           JURISDICTION OF
SUBSIDIARY                                                                                   INCORPORATION

Applewhite & Gittleson                                                                          California
Benton International, Inc.                                                                      California
Deutsche Perot Systems GmbH                                                                        Germany
Icarus Consulting A.G.                                                                         Switzerland
Icarus Consulting GmbH                                                                             Germany
perot.com inc.                                                                                    Delaware
Perot Systems A.G.                                                                             Switzerland
Perot Systems Asia Pacific Pte Ltd.                                                              Singapore
Perot Systems, B.V.                                                                        The Netherlands
Perot Systems (Canada) Corporation                                                                  Canada
Perot Systems Communication Services, Inc.                                                        Delaware
Perot Systems Europe (Energy Services) Limited                                              United Kingdom
Perot Systems Europe Limited                                                                United Kingdom
Perot Systems Financial Services Corporation                                                      Delaware
Perot Systems Healthcare Services Corporation                                                     Delaware
Perot Systems Holdings Pte Ltd.                                                                  Singapore
Perot Systems International, Inc.                                                                 Delaware
Perot Systems Investments B.V.                                                             The Netherlands
Perot Systems Investments Limited                                                           United Kingdom
Perot Systems Investments No. 2 Limited                                                     United Kingdom
Perot Systems (Japan) Ltd.                                                                           Japan
Perot Systems Luxembourg S.a.r.l.                                                               Luxembourg
Perot Systems Monaco S.A.M.                                                                         Monaco
Perot Systems S.A.                                                                                  France
Persys Ireland Limited                                                                             Ireland
PS Information Resource (Ireland) Limited                                                          Ireland
PSC Government Services Corporation                                                               Delaware
PSC Health Care, Inc.                                                                             Delaware
PSSC Acquisition Corporation                                                                      Delaware
RothWell International, Inc.                                                                         Texas
Security Services, Inc. d/b/a Park Central Security Services, Inc.                                Delaware
Stamos Associates Inc.                                                                          California
Syllogic Ireland Limited                                                                           Ireland
Syllogic B.V.                                                                              The Netherlands
The Technical Resource Connection, Inc.                                                           Delaware
Time 0 Inc.                                                                                       Delaware
TXZ North America, Inc.                                                                           Delaware
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